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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): January 13, 1999



                            ENTERPRISE SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)


      Delaware                       0-18034                    68-0158367
   (State or other             (Commission File No.)           (IRS Employer
   jurisdiction of                                           Identification No.)
   incorporation)


            38705 Seven Mile Road, Suite 435, Livonia, Michigan 48152
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (248) 380-6070


                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

         As indicated in the press release dated February 3, 1999 attached as an exhibit to this Form 8-K, on February 3, 1999 the Registrant's Board of Directors elected Irwin Schlass to fill a vacancy on the Board. The vacancy was created as a result of the January 8, 1999 resignation of James S. Ware.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.         The following exhibits are filed herewith:

             Exhibit No.                    Description
             -----------                    -----------

             99                             Press Release dated February 3, 1999


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.



                                            ENTERPRISE SOFTWARE, INC.


                                            By /S/   Andre A. Blay
                                               --------------------------------
                                                     Andre A. Blay
                                            Its      Chairman of the Board and
                                                     Chief Executive Officer

Date:  February 3, 1999


                                      -2-
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                                  EXHIBIT INDEX


       Exhibit No.                        Description
       -----------                        -----------

       99                                 Press Release dated February 3, 1999